UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

AINOS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-41461	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108

(858) 869-2986

(Address and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIMD	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	AIMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On December 2, 2024, the Company issued a press release relating to the execution of the MOU (as defined below). A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished with this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events.

On November 27, Ainos, Inc. ( the “Company”) signed a Memorandum of Understanding (“MOU”) with Taiwan Tanabe Seiyaku Co., Ltd. (“Taiwan Tanabe”), a corporation majority-owned by Mitsubishi Tanabe Pharma Corporation. The MOU outlines a collaboration on the manufacturing and promotion of the Company’s Sjögren’s syndrome drug, VELDONA®, to meet market demand. Under the terms of the MOU, Taiwan Tanabe desires to become the exclusive marketer, manufacturer, and marketing authorization holder of VELDONA®.

The parties intend to enter into an exclusive license agreement, using the business framework outlined in the MOU as a basis for further negotiations. The license fees, milestone payments, and profit-sharing terms will be agreed upon in such an agreement, contingent on VELDONA® reaching the stage where a new drug application (NDA) can be approved in Taiwan.

Pursuant to the MOU, the Company has granted Taiwan Tanabe the exclusive right of first negotiation for a period of three (3) months starting from November 27, 2024. This period may be extended for an additional three months with mutually agreed written notice.

The MOU does not create any legally binding obligations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: December 4, 2024	By:	/s/ Chun-Hsien Tsai
	Name:	Chun-Hsien Tsai
	Title:	Chief Executive Officer